Exhibit 99.2

May 2025 First Quarter 2025 Earnings Supplement

2 Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include any statements about the Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, estimates of our total addressable market, our ability to successfully complete and realize the benefits of anticipated acquisitions, integration of acquired companies and any projections of earnings, revenue, EBITDA, Adjusted EBITDA or other financial items, such as the Company's projected capitation and future liquidity, and may be identified by the use of forward-looking terms such as “anticipate,” “could,” “can,” “may,” “might,” “potential,” “predict,” “should,” “estimate,” “expect,” “project,” “believe,” “plan,” “envision,” “intend,” “continue,” “target,” “seek,” “will,” “would,” and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward-looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company’s management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company’s reports to the U.S. Securities and Exchange Commission (the “SEC”), including without limitation the risk factors discussed in the Company’s last Annual Report on Form 10-K and any subsequent quarterly reports on Form 10-Q filed with the SEC. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. The Company makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information. Use of Non-GAAP Financial Measures This presentation contains the non-GAAP financial measures EBITDA and Adjusted EBITDA, of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles (“GAAP”) is net income. These measures are not in accordance with, or alternatives to, GAAP, and may be calculated differently from similar non-GAAP financial measures used by other companies. The Company uses Adjusted EBITDA as a supplemental performance measure of our operations, for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization, excluding income or loss from equity method investments, non-recurring and non-cash transactions, stock-based compensation, and, for periods on or prior to December 31, 2023, APC excluded assets costs. Beginning in the third quarter ended September 30, 2022, the Company has revised the calculation for Adjusted EBITDA to exclude provider bonus payments and losses from recently acquired IPAs, which it believes to be more reflective of its business. The Company believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core or non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company’s ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. Other companies may calculate both EBITDA and Adjusted EBITDA differently, limiting the usefulness of these measures for comparative purposes. To the extent this Presentation contains historical or future non-GAAP financial measures, the Company has provided corresponding GAAP financial measures for comparative purposes. The reconciliation between certain GAAP and non-GAAP measures is provided in the Appendix. The Company has not provided a quantitative reconciliation of applicable non-GAAP measures, such as the projected adjusted EBITDA and adjusted EBITDA margin in 2024 and in future years for planned acquisitions, to the most comparable GAAP measure, such as net income, on a forward-looking basis within this presentation because the Company is unable, without unreasonable efforts, to provide reconciling information with respect to certain line items that cannot be calculated. These items, which could materially affect the computation of forward-looking GAAP net income, are inherently uncertain and depend on various factors, some of which are outside of the Company’s control.

3 Q1 2025 Financial Results Revenue $620.4 Net Income attr. to ASTH $6.7 1. See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures” slides for more information. First Quarter 2025 Performance Highlights ($ in millions, except for per share information) Adjusted EBITDA1 $36.4 EPS – Diluted $0.14

4 Growth First Quarter 2025 Highlights and Recent Updates Risk Progression Increasing alignment through total cost of care responsibility in value-based arrangements 75% of total capitation revenue came from full risk arrangements 38% of Care Partners members in full risk arrangements Outcomes and Cost Achieving superior patient outcomes while managing cost Mid single digit blended utilization trend across all lines of business Operating Leverage Driving operating leverage across our business through our Care Enablement suite Continuing investments in automation and AI expected to yield at least $10 million in annual operating efficiencies by early 2026 Growth Sustainably growing membership to bring better care to more Americans 910K members in our Care Partners segment Completed Collaborative Health Systems integration Opened another clinic in partnership with Anthem

5 Prudently transitioning to full-risk contracts to better align incentives around patient outcomes and improve unit economics Projected Full-risk Partial-risk 1. Revenue by risk arrangement represents capitation revenue only 2. Members by risk arrangement represent Care Partners membership only as of April 1, 2025 Members by Risk Arrangement2 35% 47% 73% 75% 79% 100% 65% 53% 27% 25% 21% 2021 2022 2023 2024 2025 Q1 2025E 38% 62% 2025 Capitated Revenue by Risk Arrangement1 Our partial-risk membership presents an embedded opportunity for increased platform value and risk alignment. We succeed in these contracts by continuing to drive positive patient outcomes. Risk Progression

6 94% 2% 1% 2% 1% Capitation, net Risk Pool Settlements & Incentives Management Fee Income Fee-for-service, net Other Income Revenue by Type1 1. Revenue for the quarter ended March 31, 2025 2. Revenue by risk arrangement represents capitation revenue only 3. Members by risk arrangement represent Care Partners membership only as of April 1, 2025 63% 28% 7% 2% Medicare Medicaid Commercial Other Third Parties Revenue By Payer Type1 75% 25% Full-risk Partial-risk Revenue by Risk Arrangement1,2 38% 62% Full-risk Partial-risk Members by Risk Arrangement3 75-85% of cap. revenue anticipated from full-risk exiting 2025 Our Value-Based Care Business is Diverse

7 Note: For more information, see “Reconciliation of Net Income to EBITDA and Adjusted EBITDA”, “Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA”, and “Use of Non-GAAP Financial Measures“ slides for more information 1. 2020-2021 Adj. EBITDA benefitted from tailwinds of lower utilization during the COVID-19 pandemic. Return to pre-pandemic utilization in 2022 and 2023 2. FY 2025 guidance does not include new markets or contribution from any acquisitions which have not yet closed; does include approximately $15M of planned investments in integration, growth initiatives, and AI initiatives. Revenue ($ in millions) Adj. EBITDA ($ in millions) $561 $687 $774 $1,144 $1,387 $2,035 2019 2020 2021 2022 2023 ~29% CAGR 2024 $54.2 $102.8 $133.5 $140.0 $146.6 $170.4 2019 20201 20211 20221 20231 2024 ~22% CAGR Financial Profile 2025E $2,500 - $2,700 $170- $190 2025E2

8 Quarter over Quarter Segment Revenue Revenue $ in millions Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Care Partners High-performing network of aligned providers $382.3 $463.3 $455.8 $647.7 Care Delivery High-quality system of employed providers $30.7 $34.9 $34.7 $36.4 Care Enablement Full-stack tech, clinical, and operations platform $33.3 $36.2 $40.9 $45.1 Other $0.0 $0.0 $0.0 $0.0 Inter-company $(42.0) $(48.0) $(52.7) $(63.9) Total $404.4 $486.3 $478.7 $665.2 Note: Numbers may not total due to rounding. Certain amounts disclosed in the prior periods have been recast to conform to the current period presentation. Specifically, segments are presented net of intrasegment eliminations. $601.0 $33.4 $39.6 $0.0 $(53.5) $620.4

9 Building the premier, patient-centered healthcare platform for all Note: Assumes the closing of the proposed acquisition of Prospect Health; All financial and membership information shown on page are approximations and are rounded. 1. Proforma to Prospect acquisition; Markets defined as metropolitan statistical areas (MSAs) with more than 1 million population 2. Members in value-based care arrangements 3. Financials shown on page based on pro forma 2024 management estimates 4. Based on $170 million per Astrana’s Adjusted EBITDA and Prospect’s estimated Adjusted EBITDA of $94 million for calendar year 2024 16 Markets1 1.7M VBC Members2 $3.3B 2024 PF Revenue3 $264M 2024 PF Adj. EBITDA3,41 20k+ Providers Care Partners Care Delivery Care Enablement Outcomes and Cost Achieving superior patient outcomes while managing cost Growth Sustainably growing membership to bring better care to more Americans Risk Progression Increasing alignment through total cost of care responsibility in value-based arrangements Operating Leverage Driving operating leverage across our business through our Care Enablement suite Growth WIP

10 Q1 2025 Financial Results 1. See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA,” “Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures” slides for more information There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward-Looking Statements” on slide 2 2. FY 2025 guidance does not include new markets or contribution from any acquisitions which have not yet closed; does include approximately $15M of planned investments in integration, growth initiatives, and AI initiatives. ($ in millions, except for per share information) Actual FY 2024 Results FY 2025 Guidance Range1, 2 Total Revenue $2,034.5 $2,500 - $2,700 Adjusted EBITDA1, 2 $170.4 $170 - $190 FY2025 Guidance Revenue $620.4 Adjusted EBITDA1 $36.4

11 Selected Financial Results

12 Three Months Ended March 31, $ in thousands except per share data 2025 2024 Revenue Capitation, net $ 583,963 $ 365,910 Risk pool settlements and incentives 14,491 17,377 Management fee income 2,310 4,078 Fee-for-service, net 14,890 15,937 Other revenue 4,736 1,054 Total revenue 620,390 404,356 Total expenses 599,807 374,217 Income from operations 20,583 30,139 Net income $ 6,221 $ 16,862 Net (loss) income attributable to noncontrolling interests (471) 2,027 Net income attributable to Astrana Health $ 6,692 $ 14,835 Earnings per share – diluted $ 0.14 $ 0.31 EBITDA1 $ 21,449 $ 32,689 Adjusted EBITDA1 $ 36,386 $ 42,245 1. See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures” slides for more information. Summary of Selected Financial Results

13 $ in thousands Care Partners Care Delivery Care Enablement Other Intersegment Elimination Corporate Costs Consolidated Total Total revenues $ 600,951 33,388 39,562 - (53,511) - 620,390 % change vs prior year quarter 57% 9% 19% 53% Cost of services 512,668 27,139 25,818 - (16,564) - 549,061 General and administrative expenses1 44,068 9,357 10,209 - (36,950) 24,062 50,746 Total expenses 556,736 36,496 36,027 - (53,514) 24,062 599,807 Income (loss) from operations $ 44,215 (3,108) 3,535 - 3 2 (24,062) 20,583 % change vs prior year quarter 2% * 3 1% For the three months ended March 31, 2025 1. Balance includes general and administrative expenses and depreciation and amortization. 2. Income from operations for the intersegment elimination represents sublease income between segments. Sublease income is presented within other income that is not presented in the table. 3. Percentage change over 500% Segment Results

14 $ in millions 3/31/2025 12/31/2024 $ Change Cash and cash equivalents and investments in marketable securities1 $260.9 $290.8 $(29.9) Working capital $252.0 $272.9 $(20.9) Total stockholders’ equity $750.4 $716.7 $33.7 1. Excluding restricted cash Balance Sheet Highlights

15 Three Months Ended March 31, $ in thousands 2025 2024 Net Income $ 6,221 $ 16,862 Interest Expense 7,308 7,585 Interest income (2,312) (3,996) Provision for income taxes 3,383 7,142 Depreciation and amortization 6,849 5,096 EBITDA 21,449 32,689 Loss (income) from equity method investments 867 (632) Other, net 6,2592 4,4403 Stock-based compensation 7,811 5,748 Adjusted EBITDA $ 36,386 $ 42,245 Adjusted EBITDA margin1 6% 10% 1.The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue. 2. Other, net for the three months ended March 31, 2025, relates to debt issuance costs expensed in connection with our Second Amended and Restated Credit Facility, transaction costs for our acquisition of Prospect, data transition costs for our recent acquisitions, certain costs associated with the CHS transaction, non-cash changes related to change in the fair value of our call option and Collar Agreement, and severance fees incurred. 3. Other, net for the three months ended March 31, 2024, relates to financial guarantee via a letter of credit that we provided almost three years ago in support of two local provider-led ACOs, non-cash changes related to change in the fair value of our financing obligation to purchase the remaining equity interestsin one of our investments, non-cash changes related to change in the fair value of the Company’s Collar Agreement, and transaction costsincurred for our investments and tax restructuring fees. Reconciliation of Net Income to EBITDA & Adjusted EBITDA

16 For the twelve months ended TTM Ended Year Ended $ in millions March 31, 2025 2024 2023 2022 2021 2020 2019 Net Income $ 39.3 $ 49.9$ 57.8 $ 45.7 $ 46.1 $ 122.1 $ 15.8 Interest expense 32.8 33.1 16.1 7.9 5.4 9.5 4.7 Interest income (12.8) (14.5) (14.2) (2.0) (1.6) (2.8) (2.0) Provision for income taxes 27.1 30.9 32.0 40.9 31.7 56.3 10.0 Depreciation and amortization 29.7 27.9 17.7 17.5 17.5 18.4 18.3 EBITDA1 116.1 127.3 109.5 110.1 99.1 203.5 46.8 Income (loss) from equity method investments (3.0) (4.5) (5.1) (5.7)6 5.36 (0.3) 6 2.0 Gain on sale of equity method investment - - - - (2.2) - 2.9 Other, net 14.82 13.03 6.24 3.35 (1.7) 6 (0.5) 6 - Stock-based compensation 36.6 34.5 22.0 16.1 6.7 3.4 - APC excluded assets costs - - 14.0 16.28 26.48 (103.3) 8 0.9 Adjusted EBITDA1 $ 164.5 $ 170.4$ 146.6 $ 140.0 $ 133.5 $ 102.8 1.5 Net Revenue $ 2,250.6 $ 2,034.5$ 1,386.7 $ 1,144.2 $ 773.9 $ 687.2 Adjusted EBITDA Margin7 7% 8% 11% 12% 17% 15% 1. See “Use of Non-GAAP Financial Measures” slide for more information; 2. Other, net for TTM ended March 31, 2025, relates to debt issuance costs expensed in connection with our Second Amended and Restated Credit Facility, transaction costs for our acquisition and tax restructuring fees, data transition costs for our recent acquisitions, certain costs associated with the Collaborative Health Systems, LLC (“CHS”) transaction, non-cash changes related to change in the fair value of our call option, Collar Agreement, and financing obligation to purchase the remaining equity interest in one of our investments, non-cash gain on debt extinguishment related to one of our promissory note payables, and reimbursement from a related party of the Company for taxes associated with the Excluded Assets spin-off; 3. Other, net for the year ended December 31, 2024 relates to transaction costs incurred for our investments and tax restructuring fees, anticipated recoveries from one time losses relating to third party payer payments associated with the CHS transaction, financial guarantee via a letter of credit that we provided almost three years ago in support of two local provider-led ACO s, reimbursement from a related party of the Company for taxes associated with the December 2023 Excluded Assets Spin-off, non-cash gain on debt extinguishment related to one of our promissory note payables, non-cash realized loss from sale of one of our marketable equity securities, non-cash changes related to change in the fair value of our call option, our financing obligation to purchase the remaining equity interests in one of our investments, our contingent liabilities, and the Company's Collar Agreement; 4. Other, net for the year ended December 31, 2023 consists of nonrecurring transaction costs and tax restructuring fees incurred, non-cash changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement, and excise tax related to a nonrecurring buyback of the Company’s stock from APC.; 5. Other, net for the year ended December 31, 2022 consists of one-time transaction costs incurred and non-cash changes in the fair value of our financing obligation to purchase the remaining equity interests and contingent considerations.; 6. Other, net for the years ended December 31, 2021 and 2020 relate to COVID-19 relief payments recognized in 2021 and 2020; 7. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue; 8. Certain APC minority interests where APC owns the asset but not the right to the dividends is reclassified from APC excluded asset costs to income from equity method investments Reconciliation of Net Income to EBITDA & Adjusted EBITDA (continued)

17 Note: See “Use of Non-GAAP Financial Measures” slide for more information. 2025 Guidance Range (in thousands, $) Low High Net Income 62,500 73,500 Interest expense 16,000 19,000 Provision for income taxes 34,000 40,000 Depreciation and amortization 32,500 32,500 EBITDA 145,000 165,000 Income from equity method investments (5,500) (5,500) Other, net 9,500 9,500 Stock-based compensation 21,000 21,000 Adj. EBITDA 170,000 190,000 Guidance Reconciliation of Net Income to EBITDA & Adjusted EBITDA

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